UBS Investment Trust

June 4, 2021

Supplement to the Prospectus dated December 29, 2020.

Includes:

• UBS U.S. Allocation Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus regarding exchanges of shares of UBS U.S. Allocation Fund, a series of UBS Investment Trust, by Merrill Lynch account holders and customers.

Effective immediately, the Prospectus is hereby revised as follows:

The section captioned "Managing your fund account" and sub-captioned "A note about financial intermediary fee based advisory programs—intermediary directed share class conversions" on page 26 of the Prospectus is revised by inserting the following as the second to last paragraph of that section:

Shareholders who hold Class P shares of the fund in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1100

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